UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC  20549


                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15 (d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) March 29, 1995


                      TRIARC COMPANIES, INC.
          ----------------------------------------------
      (Exact name of registrant as specified in its charter)


       DELAWARE                 1-2207         38-0471180
    --------------           -----------      -----------------
   (State or other           (Commission      (I.R.S. Employer
    jurisdiction of           File No.)       Identification No.)
    incorporation of
    organization)


          900 Third Avenue
          New York, New York                      10022
     -------------------------------------        -------------
     (Address of principal executive office)        (Zip code)


Registrant's telephone number, including area code:(212) 230-3000




          -----------------------------------------------
                (Former name or former address, if
                    changed since last report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     Filed herewith are certain agreements and documents entered into by or otherwise relating to the Registrant and its subsidiaries.

     (c)  Exhibits

4.1  --   First Amendment, dated as of June 15, 1993, to the Revolving
          Credit, Term Loan and Security Agreement dated April 23, 1993 among Graniteville Company, C.H. Patrick & Co., Inc. and The CIT Group/Commercial Services, Inc. (the "Graniteville Credit Agreement").
4.2  --   Amendment No. 2, dated as of March 10, 1994, to the Graniteville
          Credit Agreement.
4.3  --   Amendment No. 3, dated as of June 24, 1994, to the Graniteville
          Credit Agreement.
4.4  --   Letter Agreement, dated April 13, 1994, amending the Graniteville
          Credit Agreement.
4.5  --   Amendment No. 4, dated as of October 31, 1994, to the
          Graniteville Credit Agreement.
4.6  --   Revolving Credit and Term Loan Agreement, dated as of October 7,
          1994, among National Propane Corporation, The Bank of New York, as agent, The First National Bank of Boston and Internationale Nederlanden (U.S.) Capital Corporation, as co-agents, and the lenders party thereto (the "National Propane Credit Agreement").
4.7  --   First Amendment, dated as of November 22, 1994, to the National
          Propane Credit Agreement.
4.8     --   Second Amendment, dated as of December 29, 1994, to the National
             Propane Credit Agreement.
4.9     --   Amendment No. 5, dated as of March 1, 1995, to the Graniteville
             Credit Agreement.
10.1    --   Amendment No. 1, dated December 7, 1994, to the Employment
             Agreement dated as of April 24, 1993 between Ronald D. Paliughi and National Propane Corporation.
10.2 -- Employment Agreement dated as of June 29, 1994 between Brian L. Schorr and Triarc Companies, Inc.
99.1    --   Order of the United States District Court for the Northern
             District of Ohio, dated February 7, 1995.

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   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            TRIARC COMPANIES, INC.


                            By:JOSEPH A. LEVATO
                               --------------------
                               Joseph A. Levato
                               Executive Vice President
                               and Chief Financial Officer

Date:   March 29, 1995

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                           EXHIBIT INDEX



Exhibit
No.          Description                                   Page No.
-------   ------------                                     --------

4.1     --   First Amendment, dated as of June 15,
        1993, to the Revolving Credit, Term
        Loan and Security Agreement dated April
        23, 1993 among Graniteville Company, C.H.
        Patrick & Co., Inc. and The CIT
        Group/Commercial Services, Inc. (the
        "Graniteville Credit Agreement").
4.2     --   Amendment No. 2, dated as of March 10,
        1994, To the Graniteville Credit Agreement.
4.3     --   Amendment No. 3, dated as of June 24, 1994,
        to the Graniteville Credit Agreement.
4.4     --   Letter Agreement, dated April 13, 1994,
        amending the Graniteville Credit Agreement.
4.5     --   Amendment No. 4, dated as of October 31,
        1994, to the Graniteville Credit Agreement.
4.6     --   Revolving Credit and Term Loan Agreement,
        dated as of October 7, 1994, among National
        Propane Corporation, The Bank of New York,
        as agent, The First National Bank of Boston
        and Internationale Nederlanden (U.S.) Capital
        Corporation, as co-agents, and the lenders
        party thereto (the "National Propane Credit
        Agreement").
4.7     --   First Amendment, dated as of November 22,
        1994, to the National Propane Credit
        Agreement.
4.8     --   Second Amendment, dated as of December 29,
        1994, to the National Propane Credit
        Agreement.
4.9     --   Amendment No. 5, dated as of March 1, 1995,
        to the Graniteville Credit Agreement.
10.1    --   Amendment No. 1, dated December 7, 1994,
        to the Employment Agreement dated as of
        April 24, 1993 between Ronald D. Paliughi
        and National Propane
        Corporation.
10.2 -- Employment Agreement dated as of June 29, 1994
        between Brian L. Schorr and Triarc Companies,
        Inc.
99.1    --   Order of the United States District Court for
        the Northern District of Ohio, dated
        February 7, 1995.



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